Noe 10 - Income Taxes - Provision For Income Taxes (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Income (loss) before income taxes	$ 1,042	$ (1,987)
Less net loss attributable to non-controlling interest in subsidiary	(366)	(269)
Avalon Holdings Corporation common shareholders	$ 1,408	$ (1,718)
Federal statutory rate	21.00%	21.00%
Computed Federal provision (benefit) for income taxes	$ 296	$ (361)
State income taxes, net of federal income tax benefits	71	47
Change in valuation allowance	53	477
Increase in available federal tax credit	(187)	(185)
Other nondeductible expenses	41	41
Adjustment to deferred tax balances	(184)	38
Total provision for income taxes	$ 90	$ 57